UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 30, 2005
The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, New York, New York	10036

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On September 30, 2005, The Interpublic Group of Companies, Inc. (the “Company”) (i) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing its results for the 2004 fiscal year and first and second fiscal quarters of 2005 and its restatement of prior period financial statements, and (ii) posted an investor presentation on its website in connection with the conference call to discuss the foregoing results, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein.
Item 8.01. Other Events.
On September 30, 2005, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing its results for the 2004 fiscal year and first and second fiscal quarters of 2005 and its restatement of prior period financial statements. This press release is also being furnished pursuant to Item 2.02.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit 99.1:	Press release dated September 30, 2005 (furnished pursuant to Item 2.02 and filed pursuant to Item 8.01)

Exhibit 99.2:	Investor presentation dated September 30, 2005 (furnished pursuant to Item 2.02)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: September 30, 2005	By:	/s/ Nicholas J. Camera
Nicholas J. Camera
Senior Vice President, General Counsel and Secretary